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EXHIBIT 24

                                POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below (each, a "Signatory" constitutes and appoints Philip E. Cline, Todd R. Fry, Thomas J. Murray and Dan Konrad (each, an "Agent", and collectively, "Agents") or any of them, his true and lawful attorney-in-fact and agent for and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the year ended December 31, 1998 and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission. Each Signatory further grants to the Agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary, in the judgment of such Agent, to be done in connection with any such signing and filing, as full to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all that said Agents, or any of them, may lawfully do or cause to be done by virtue hereof.

      This Power of Attorney may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which constitute but one and the same instrument.

Signature                                                           Date

/S/ MARSHALL T. REYNOLDS
_________________________________________                      March 30, 1999
Marshall T. Reynolds

/S/ PHILIP E. CLINE
_________________________________________                      March 29, 1999
Philip E. Cline

/S/ TODD B. FRY
_________________________________________                      March 29, 1999
Todd R. Fry

/S/ RONALD V. ARTHUR, II
________________________________________                       March 29, 1999
Ronald V. Arthur, II

/S/ GEORGE W. BROUGHTON
_________________________________________                      March 29, 1999
George W. Broughton

/S/ ROBERT E. EVANS
_________________________________________                      March 29, 1999
Robert E. Evans

/S/ CHARLES R. HOOTEN, JR.
________________________________________                       March 29, 1999
Charles R. Hooten, Jr.

/S/ NEAL W. SCAGGS
_________________________________________                      March 30, 1999
Neal W. Scaggs

/S/ MARTIN P. SHEARER
_________________________________________                      March 30, 1999
Martin P. Shearer

/S/ PHILIP TODD SHELL
_________________________________________                      March 29, 1999
Philip Todd Shell

/S/ KIRBY J. TAYLOR
_________________________________________                      March 29, 1999
Kirby J. Taylor

/S/ PAUL T. THEISEN
_________________________________________                      March 30, 1999
Paul T. Theisen

/S/ THOMAS W. WRIGHT
_________________________________________                      March 29, 1999
Thomas W. Wright